UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2019

DCP Holding Company

(Exact name of registrant as specified in its charter)

Ohio	000-51954	20-1291244

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

100 Crowne Point Place, Sharonville, Ohio		45241
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 554-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	None

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 20, 2019, DCP Holding Company (“DCP”), a Delaware corporation, held a Special Meeting at 6:30 p.m., local time, at the Sharonville Convention Center, 11355 Chester Road, Sharonville, Ohio where shareholders holding 8,769 of the Company’s Common Shares were present, in person or by proxy, representing approximately 69.8% of the 12,566 of the Company’s Common Shares that were issued and outstanding as of the close of business on May 10, 2019, the record date for the Special Meeting.

At the Special Meeting, the shareholders approved the proposed merger agreement whereby DCP and its subsidiaries will become wholly owned subsidiaries of DentaQuest, LLC. In addition, the shareholders approved, on a non-binding, advisory basis, the compensation that will or may become payable to DCP’s named executive officers in connection with the consummation of the merger. The shareholders also approved the proposal to adjourn the special meeting, if necessary, including adjournments to permit further solicitation of proxies in favor of the merger proposal if there are insufficient votes at the time of the special meeting to approve the merger agreement.  The proposals are described in further detail in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on Schedule 14A on May 21, 2019.

Votes cast at the Special Meeting were as follows:

1.	Approval of the merger.

For	Against	Abstentions	Broker Non-Votes
8,310	242	217	0

2.	Approval of the compensation for the executive officer in connection with the merger.

For	Against	Abstentions	Broker Non-Votes
8,069	409	291	0

3.	Approval of adjournment of the special meeting to permit further solicitation of proxies in favor of the merger.

For	Against	Abstentions	Broker Non-Votes
8,311	132	326	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP Holding Company
Date: June 21, 2019
/s/ Robert C. Hodgkins, Jr.
President, Chief Executive Officer and Chief
Financial Officer